[GRAPHIC]

MINNESOTA MUNICIPAL INCOME PORTFOLIO

                                   MXA

SEMIANNUAL REPORT
            2000





                                     [LOGO] FIRST AMERICAN-Registered Trademark-
                                            ASSET MANAGEMENT

[LOGO] FIRST AMERICAN-Registered Trademark-
       ASSET MANAGEMENT



MINNESOTA MUNICIPAL
INCOME PORTFOLIO


     TABLE OF CONTENTS

  2  Fund Overview

  6  Financial Statements
     and Notes

 16  Investments in
     Securities

 21  Shareholder Update


FUND OBJECTIVE

High current income exempt from both regular federal income tax, and Minnesota personal income tax, consistent with preservation of capital. The fund's income and capital gains may be subject to federal and/or state of Minnesota alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A wide range of Minnesota municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.







------------------------------------------------------
NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended July 31, 2000

                                                           One Year     Five Year     Since Inception
MINNESOTA MUNICIPAL INCOME PORTFOLIO
(MXA, inception 6/25/1993)                                   2.07%        6.64%           5.45%

Lipper General Municipal Bond Funds: Leveraged Average       2.17%        4.91%           4.56%

Lehman Brothers Municipal Long Bond Index                    2.91%        6.50%           5.75%


Average annual total returns are through July 31, 2000, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year, and since-inception periods ended July 31, 2000, were -1.49%, 7.81%, and 4.18%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend-reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through July 31, 2000.

Minnesota Municipal Income Portfolio  SEMIANNUAL REPORT  2000                 1)

[GRAPHIC] FUND OVERVIEW



FUND MANAGEMENT

DOUG WHITE, CFA, is primarily responsible for the management of Minnesota Municipal Income Portfolio. He has 17 years of financial experience.

CATHERINE STIENSTRA assists with the management of Minnesota Municipal Income Portfolio. She has 12 years of financial experience.

SEPTEMBER 15, 2000

FOR THE SEMIANNUAL REPORTING PERIOD ENDING JULY 31, 2000, MINNESOTA MUNICIPAL INCOME PORTFOLIO HAD A TOTAL RETURN OF 8.92%* BASED ON ITS NET ASSET VALUE
(NAV). This compares to the average return of 6.24% for a group of similar funds in the Lipper General Municipal Bond Funds: Leveraged category. The Lehman Brothers Municipal Long Bond Index, the fund's broad-based benchmark that reflects no fees or expenses, returned 9.53% during the same period. The fund's total return, based on its market price, was 12.24%* during the six months.

THE FUND OUTPERFORMED ITS PEERS OVER THE SIX-MONTH PERIOD AS MUNICIPAL BOND YIELDS FELL. This came on the heels of the previous six-month period of rising rates where the fund did not


*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on July 31, 2000

[CHART]

General Obligations                  31%
Utility Revenue                       4%
Certificates of Participation         1%
Transportation Revenue                6%
Health Care Revenue                  23%
Authority Revenue                     1%
Education Revenue                    12%
Water/Pollution Control Revenue       5%
Housing Revenue                      14%
Other Assets                          2%
Building Revenue                      1%






(2 Minnesota Municipal Income Portfolio SEMIANNUAL REPORT 2000 perform as well. Minnesota Municipal Income Portfolio typically does better in a steady or falling-rate environment because it focuses on longer-duration municipal bonds in order to generate attractive tax-free income. These longer-duration bonds have higher yields but also exhibit more price volatility in a fluctuating interest-rate environment.

AS THE U.S. ECONOMIC EXPANSION THAT WE'VE ENJOYED FOR THE PAST 10 YEARS CONTINUES, THE FUND REMAINS DIVERSIFIED ACROSS MANY SECTORS IN MINNESOTA. (See chart on page 2.) It maintains an emphasis on quality issues in the health care, general obligation, education and housing sectors. The fund has recently increased its focus on maximizing call protection--the time before issuers can refinance and call their issues away from the portfolio.

SUPPLY REMAINS AN ISSUE FOR TAX-FREE BOND FUNDS AS MUNICIPALITIES ARE NOT ISSUING AS MANY NEW BONDS IN THE MARKETPLACE. The ongoing economic expansion has allowed many municipalities to fund projects with increased tax receipts, reducing their needs to borrow in the municipal market. The overall supply of Minnesota municipal bonds is up only slightly from a year ago. However, demand for municipal bonds has recently picked up as well in the state. Therefore, we are keeping the fund fully invested as it is difficult to find attractive new bonds in this environment.


--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN
As of July 31, 2000, according to Standard & Poor's and Moody's Investors
Service

AAA/Aaa            45%
AA/Aa              34%
A                   9%
BBB/Baa             5%
Nonrated            7%
-----------------------
                  100%






Minnesota Municipal Income Portfolio SEMIANNUAL REPORT 2000                   3)

[GRAPHIC] FUND OVERVIEW CONTINUED



THE FUND CONTINUES TO EMPHASIZE HIGHER-QUALITY MUNICIPAL SECURITIES. As you can see from the credit quality breakdown on page 3, 93% of the fund is considered investment-grade quality. This means the quality of the bonds is in one of the four highest categories according to industry rating services such as Standard & Poor's or Moody's. An investment-grade rating means that there is a low risk that the bond issuer will default in its timely payment of interest and principal. We are also overweighted at the higher end of the investment-grade spectrum--79% of the fund's holdings are rated AA or AAA--to balance out the 7% position we have in nonrated bonds. Prior to purchase, we subject nonrated holdings to much of the rigorous analysis that credit rating agencies perform on bonds they rate. As portfolio holdings, these positions are also more closely and frequently monitored by our research staff than most of the portfolio's investment-grade holdings.

THANK YOU FOR YOUR INVESTMENT IN MINNESOTA MUNICIPAL INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We will continue to closely monitor the quality of the municipal bonds in the portfolio and carefully assess new opportunities in an effort to reach your goal of attractive monthly income that is free from federal and state income taxes.










4)  Minnesota Municipal Income Portfolio SEMIANNUAL REPORT 2000

PREFERRED STOCK



The preferred stock issued by MXA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the NAV of the fund and the market value of shares of common stock.










Minnesota Municipal Income Portfolio SEMIANNUAL REPORT 2000                   5)

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $86,801,092
Accrued interest receivable  ...............................      1,506,448
                                                                -----------
  Total assets  ............................................     88,307,540
                                                                -----------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................         20,172
Accrued investment management fee  .........................         26,027
Accrued administrative fee  ................................         21,518
Other accrued expenses  ....................................         39,813
                                                                -----------
  Total liabilities  .......................................        107,530
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $88,200,010
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................    $89,145,629
Undistributed net investment income  .......................        747,562
Accumulated net realized loss on investments  ..............     (1,725,065)
Unrealized appreciation of investments  ....................         31,884
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $88,200,010
                                                                ===========

* Investments in securities at identified cost  ............    $86,769,208
                                                                ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........    $57,100,010
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................      4,146,743
Net asset value  ...........................................    $     13.77
Market price  ..............................................    $     13.19

LIQUIDATION PREFERENCE OF PREFERRED STOCK (NOTE 3):
Net assets applicable to outstanding preferred stock  ......    $31,100,000
Shares of preferred stock outstanding (authorized one
  million shares)  .........................................          1,244
Liquidation preference per share  ..........................    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2000 Semiannual Report  6  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 2000
 ................................................................................

INCOME:
Interest ...................................................     $2,457,071

EXPENSES (NOTE 5):
Investment management fee  .................................        149,407
Administrative fee  ........................................         86,192
Remarketing agent fee  .....................................         38,768
Custodian fees  ............................................          6,689
Transfer agent fees  .......................................         17,882
Reports to shareholders  ...................................         14,250
Directors' fees  ...........................................          1,550
Audit and legal fees  ......................................         19,874
Other expenses  ............................................         27,432
                                                                 ----------
  Total expenses  ..........................................        362,044
                                                                 ----------

  Net investment income  ...................................      2,095,027
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS AND LOSSES ON INVESTMENTS:
Net realized gain on investments in securities
  (note 4)  ................................................        380,571
Net change in unrealized appreciation or depreciation of
  investments  .............................................      2,919,707
                                                                 ----------

  Net gain on investments  .................................      3,300,278
                                                                 ----------

    Net increase in net assets resulting from
      operations  ..........................................     $5,395,305
                                                                 ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2000 Semiannual Report  7  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  7/31/00          YEAR ENDED
                                                                (UNAUDITED)         1/31/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 2,095,027       $ 4,271,603
Net realized gain (loss) on investments  ...................        380,571           (68,721)
Net change in unrealized appreciation or depreciation of
  investments  .............................................      2,919,707        (9,516,828)
                                                                -----------       -----------

  Net increase (decrease) in net assets resulting from
    operations  ............................................      5,395,305        (5,313,946)
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Common stock dividends  ....................................     (1,648,330)       (3,297,387)
Preferred stock dividends  .................................       (644,547)         (971,641)
                                                                -----------       -----------
  Total distributions  .....................................     (2,292,877)       (4,269,028)
                                                                -----------       -----------

  Total increase (decrease) in net assets  .................      3,102,428        (9,582,974)

Net assets at beginning of period  .........................     85,097,582        94,680,556
                                                                -----------       -----------

Net assets at end of period  ...............................    $88,200,010       $85,097,582
                                                                ===========       ===========

Undistributed net investment income  .......................    $   747,562       $   945,412
                                                                ===========       ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        2000 Semiannual Report  8  Minnesota Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                Minnesota Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, closed-end management investment company. The fund invests in a wide range of Minnesota municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the American Stock Exchange under the symbol MXA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated

--------------------------------------------------------------------------------

        2000 Semiannual Report  9  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                The fund concentrates its investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than a portfolio with a broader geographical diversification.

                INVERSE FLOATERS
                As part of its investment strategy, the fund may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the fund invests in inverse floaters, the net asset value of the fund's shares may be more volatile than if the fund did not invest in such securities. At July 31, 2000, the fund had no investments in inverse floaters.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or

--------------------------------------------------------------------------------

        2000 Semiannual Report  10  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 2000, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the funds dividend reinvestment plan, reinvested in additional shares of the funds common stock. Under the plan, common shares will be purchased in the open market.

--------------------------------------------------------------------------------

        2000 Semiannual Report  11  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                Minnesota Municipal Income Portfolio Inc. has issued and, as of July 31, 2000, has outstanding 1,244 shares of remarketed preferred stock (622 shares in class "M" and 622 shares in class "W") (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Mondays for class "M" and on Wednesdays for class "W"), as determined by the remarketing agent. On July 31, 2000, the dividend rates were 3.80% and 4.15% for class "M" and "W," respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the six months ended July 31, 2000, aggregated $17,406,814 and $16,754,213, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annualized percentage rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred

--------------------------------------------------------------------------------

        2000 Semiannual Report  12  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and, in general, conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides regulatory reporting and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses. During the six months ended July 31, 2000, the fund paid $6,435 to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-

--------------------------------------------------------------------------------

        2000 Semiannual Report  13  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------
                ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                          CAPITAL LOSS
                                           CARRYOVER    EXPIRATION DATE
                                          ------------  ---------------
                                           $1,624,891           2003
                                              415,059           2004
                                               34,143           2008
                                           ----------
                                           $2,074,093
                                           ==========

--------------------------------------------------------------------------------

        2000 Semiannual Report  14  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                          Six Months Ended               Year Ended January 31,
                                           July 31, 2000    -------------------------------------------------
                                            (Unaudited)        2000       1999(g)    1998     1997     1996
                                          ----------------  -----------  ---------  -------  -------  -------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................       $13.02         $ 15.33     $15.01    $13.97   $14.32   $11.96
                                               ------         -------     ------    ------   ------   ------
Operations:
  Net investment income ................         0.51            1.03       1.05      1.06     1.09     1.06
  Net realized and unrealized gains
    (losses) on investments ............         0.80           (2.31)      0.28      0.99    (0.44)    2.40
                                               ------         -------     ------    ------   ------   ------
    Total from operations ..............         1.31           (1.28)      1.33      2.05     0.65     3.46
                                               ------         -------     ------    ------   ------   ------
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ..........        (0.40)          (0.80)     (0.77)    (0.76)   (0.76)   (0.82)
  Paid to preferred shareholders .......        (0.16)          (0.23)     (0.24)    (0.25)   (0.24)   (0.28)
                                               ------         -------     ------    ------   ------   ------
    Total distributions to
      shareholders .....................        (0.56)          (1.03)     (1.01)    (1.01)   (1.00)   (1.10)
                                               ------         -------     ------    ------   ------   ------
    Net asset value, common stock, end
      of period ........................       $13.77         $ 13.02     $15.33    $15.01   $13.97   $14.32
                                               ======         =======     ======    ======   ======   ======
    Market value, common stock, end of
      period ...........................       $13.19         $ 12.13     $14.50    $14.13   $12.50   $12.88
                                               ======         =======     ======    ======   ======   ======
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................         8.92%         (10.16)%     7.44%    13.29%    3.09%   27.27%
Total return, common stock, market
  value (b) ............................        12.24%         (11.39)%     8.27%    19.60%    3.19%   15.74%
Net assets at end of period
  (in millions) ........................       $   88         $    85     $   95    $   93   $   89   $   90
Ratio of expenses to average weekly net
  assets applicable to common
  stock (c) ............................         1.31%(h)        1.25%      1.17%     1.23%    1.26%    1.28%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............         5.25%(h)        5.60%      5.37%     5.66%    6.25%    5.81%
Portfolio turnover rate (excluding
  short-term securities) ...............           20%             15%        16%       26%      25%      13%
Remarketed preferred stock outstanding
  end of period (in millions) ..........       $   31         $    31     $   31    $   31   $   31   $   31
Asset coverage per share (in
  thousands) (f) .                             $   71         $    68     $   76    $   75   $   72   $   73
Liquidation preference and market value
  per share of preferred stock
  (in thousands) .......................       $   25         $    25     $   25    $   25   $   25   $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.84%, 0.82%, 0.78%, 0.80%, 0.82% AND 0.82% FOR THE SIX MONTHS ENDED JULY 31, 2000, AND FISCAL YEARS 2000, 1999, 1998, 1997 AND 1996, RESPECTIVELY. DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.86%, 4.74%, 4.63%, 4.87%, 5.16% AND 5.06% FOR THE SIX MONTHS ENDED JULY 31,
     2000, AND FISCAL YEARS 2000, 1999, 1998, 1997 AND 1996, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED SHARES OUTSTANDING.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

        2000 Semiannual Report  15  Minnesota Municipal Income Portfolio

INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO                               July 31, 2000
                                                            Principal          Market
Description of Security                                      Amount           Value (a)
-----------------------                                    -----------       -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.1%):
  AUTHORITY REVENUE (1.3%):
    St. Paul Port Authority Hotel Facility (Callable
      8/1/08 at 103), 7.38%, 8/1/29 .....................  $1,200,000        $ 1,167,060
                                                                             -----------

  BUILDING REVENUE (1.0%):
    Benton County Jail Facility (FSA) (Callable 2/1/05 at
      100), 5.70%, 2/1/13-2/1/16 ........................     900,000(b)         911,067
                                                                             -----------

  CERTIFICATES OF PARTICIPATION (0.6%):
    Anoka County (Callable 6/1/03 at 102),
      6.10%, 6/1/13 .....................................     500,000            512,835
                                                                             -----------

  EDUCATION REVENUE (9.8%):
    Higher Education Facility-Carleton College (Callable
      11/1/07 at 100), 5.30%-5.40%, 11/1/13-11/1/14 .....   2,500,000          2,510,210
    Higher Education Facility-St. Benedict College
      (Callable 3/1/04 at 100),
      6.20%-6.38%, 3/1/14-3/1/20 ........................     285,000            289,687
    Higher Education Facility-St. Benedict College
      (Prerefunded to 3/1/04 at 100),
      6.20%-6.38%, 3/15/14-3/1/20 .......................     765,000(e)         803,689
    Higher Education Facility-St. John's University
      (Callable 10/1/07 at 100), 5.35%, 10/1/17 .........     500,000            480,745
    Higher Education Facility-Carleton College (Callable
      5/1/06 at 100), 5.75%, 11/1/12 ....................   2,000,000          2,062,900
    Higher Education Facility-Macalester College
      (Callable 3/1/05 at 100),
      5.50%-5.55%, 3/1/12-3/1/16 ........................     500,000            504,250
    Higher Education Facility-St. Mary's College
      (Callable 10/1/03 at 101), 6.10%, 10/1/16 .........     500,000            504,570
    Higher Education Facility-St. Thomas University
      (Callable 4/1/08 at 100), 5.38%, 4/1/18 ...........   1,050,000          1,015,623
    Higher Education Facility-St. Thomas University
      (Callable 9/1/03 at 101),
      5.50%-5.60%, 9/1/08-9/1/14 ........................     430,000            434,152
                                                                             -----------
                                                                               8,605,826
                                                                             -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  16  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
-----------------------                                    -----------       -----------
  GENERAL OBLIGATIONS (30.6%):
    Albany Independent School District (Callable 2/1/08
      at 100), 5.00%, 2/1/16 ............................  $1,220,000        $ 1,163,038
    Burnsville Independent School District (Callable
      2/1/06 at 100), 4.88%, 2/1/13 .....................   2,000,000          1,912,460
    Chaska Independent School District (Crossover
      refunded to 2/1/06 at 100), 6.00%, 2/1/15 .........   2,725,000(e)       2,889,535
    Delano Independent School District (FSA) (Callable
      2/1/11 at 100), 5.88%, 2/1/25 .....................   1,000,000(b)       1,024,800
    Hawley Independent School District (Crossover
      refunded to 2/1/06 at 100), 5.75%, 2/1/17 .........   1,000,000(e)       1,048,400
    Itasca County Independent School District (MBIA)
      (Callable 2/1/05 at 100), 5.25%, 2/1/11 ...........     710,000(b)         717,072
    Lakeville Independent School District #194 (Callable
      2/1/08 at 100), 5.13%, 2/1/22 .....................   2,600,000          2,437,786
    Lakeville Independent School District #194 (Callable
      2/1/09 at 100), 5.00%, 2/1/17 .....................   3,640,000          3,440,492
    Minneapolis General Obligation (Callable 9/1/05 at
      100), 5.20%, 3/1/13 ...............................   1,000,000          1,003,940
    Rosemount General Obligation (Callable 4/1/06 at
      100), 5.75%, 4/1/13 ...............................   1,000,000          1,027,600
    Sauk Rapids Independent School District (MBIA)
      (Callable 2/1/11 at 100), 5.75%, 2/1/23 ...........   5,000,000(b)       5,043,150
    St. Michael General Obligation (MBIA) (Callable
      2/1/09 at 100), 5.15%, 2/1/21 .....................   1,000,000(b)         932,170
    St. Michael Independent School District (Callable
      2/1/09 at 100), 4.88%, 2/1/17-2/1/18 ..............   3,295,000          3,014,718
    State General Obligations (Callable 4/1/08 at 100),
      5.20%, 10/1/24                                        1,400,000          1,326,206
                                                                             -----------
                                                                              26,981,367
                                                                             -----------

  HEALTH CARE REVENUE (23.7%):
    Agriculture and Economic Development Board (MBIA)
      (Callable 2/15/10 at 101), 5.00%, 2/15/19 .........   2,000,000(b)       1,834,560
    Austin Housing & Redevelopment Authority (Callable
      9/1/09 at 102), 6.63%, 9/1/29 .....................   1,000,000            894,270
    Bemidji Health Care Facility-North Country Health
      System (Callable 9/1/06 at 102), 5.63%, 9/1/15 ....   1,760,000          1,671,560
    Breckenridge Health Facility-Catholic Health
      Corporation (Callable 11/15/03 at 102),
      5.25%, 11/15/13 ...................................   4,120,000          4,115,756

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

        2000 Semiannual Report  17  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
-----------------------                                    -----------       -----------
    Duluth Clinic Health Care Facilities (AMBAC)
      (Prerefunded to 11/1/02 at 102),
      6.30%, 11/1/22 ....................................  $  500,000(b)(e)  $   529,656
    Duluth Health Facility-Benedictine Health System
      (MBIA) (Callable 2/15/03 at 102),
      6.00%, 2/15/12 ....................................   1,800,000(b)       1,870,758
    Fergus Falls Health Care-Lake Region Hospital
      (Callable 9/1/03 at 102), 6.50%, 9/1/18 ...........   1,000,000            955,970
    Health Facilities Gross Revenue-Cuyuna Range Hospital
      District (Callable 6/1/07 at 102),
      6.00%, 6/1/29 .....................................   1,000,000            825,830
    Minneapolis and St. Paul, Housing and Redevelopment
      Health Care System-Childrens Health Care (FSA)
      (Callable 8/15/05 at 102), 5.70%, 8/15/16 .........     500,000(b)         504,945
    Minneapolis Health Care-Fairview Hospital (MBIA)
      (Callable 11/15/03 at 102), 5.25%, 11/15/13 .......     500,000(b)         495,715
    New Hope Housing & Health Care-Masonic Home North
      Ridge, 4.80%, 3/1/03 ..............................     515,000            499,267
    Northfield Hospital Revenue (Callable 12/1/01 at
      100), 7.00%, 12/1/05-12/1/08 ......................   1,690,000          1,700,410
    Red Wing Elderly Housing-River Region (Callable
      9/1/03 at 102), 6.50%, 9/1/22 .....................   1,500,000          1,411,380
    Rochester Health Care Facility (Callable 5/15/08 at
      101), 5.50%, 11/15/27 .............................   1,500,000          1,450,725
    Waconia Housing Redevelopment Authority (Callable
      6/1/03 at 102), 6.00%, 6/1/14 .....................   1,500,000          1,465,455
    Waconia Housing Redevelopment Authority-Public
      Project (Callable 1/1/03 at 100),
      5.70%-5.75%, 1/1/10-1/1/15 ........................     740,000            688,602
                                                                             -----------
                                                                              20,914,859
                                                                             -----------

  HOUSING REVENUE (13.4%):
    Burnsville, Summit Park Apartments (FHA) (Callable
      7/1/03 at 102), 5.75%, 7/1/11 .....................   1,000,000(b)       1,006,310
    Coon Rapids, Multifamily Development-Woodland Apts.
      (FHA) (Callable 12/1/03 at 100),
      5.63%, 12/1/09 ....................................   2,665,000(b)       2,677,206
    New Hope, Multifamily Housing Project (FHA) (Callable
      1/1/06 at 102), 6.05%, 1/1/17 .....................     450,000(b)         453,982
    St. Louis Park, Multifamily Housing Project (FHA)
      (Callable 12/1/05 at 102), 6.15%, 12/1/16 .........     500,000(b)         509,390
    Southeastern Minnesota Multi-County Housing and
      Redevelopment Authority (Callable 1/1/10 at 100),
      6.63%-6.75%, 1/1/24-1/1/31                              665,000            643,400

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  18  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount           Value (a)
-----------------------                                    -----------       -----------
    State Housing and Finance Agency (Callable 1/1/04 at
      102), 6.30%, 7/1/25 ...............................  $  715,000        $   727,720
    State Housing and Finance Agency (Callable 7/1/03 at
      102), 5.95%, 1/1/17 ...............................   2,750,000          2,771,230
    State Housing and Finance Agency (Callable 8/1/03 at
      102), 5.70%-6.10%, 8/1/07-8/1/22 ..................   2,025,000          2,041,728
    Washington County Housing and Redevelopment Authority
      (Callable 8/20/09 at 100), 5.60%, 8/20/34 .........   1,000,000            940,820
                                                                             -----------
                                                                              11,771,786
                                                                             -----------

  INDUSTRIAL DEVELOPMENT REVENUE (0.3%):
    Duluth Seaway Port Authority, Cargill Inc. Project
      (Callable 12/1/03 at 102), 5.75%, 12/1/16 .........     300,000(d)         302,559
                                                                             -----------

  PUBLIC UTILITY DISTRICT REVENUE (2.9%):
    Owatonna Public Utility Revenue (AMBAC) (Callable
      1/1/04 at 100), 5.45%, 1/1/16 .....................   2,600,000(b)       2,591,810
                                                                             -----------

  SCHOOL DISTRICT REVENUE (2.2%):
    St. Paul Academy Housing and Redevelopment Authority
      (Callable 10/1/09 at 100), 5.50%, 10/1/24 .........   2,000,000          1,895,040
                                                                             -----------

  TRANSPORTATION REVENUE (5.7%):
    Minneapolis and St. Paul Metropolitan Airport
      Commission (FGIC) (Callable 1/1/10 at 101),
      5.75%, 1/1/32 .....................................   5,000,000(b)       5,030,850
                                                                             -----------

  UTILITY REVENUE (1.1%):
    Northern Minnesota Municipal Power Agency (FSA)
      (Callable 1/1/09 at 102), 5.40%, 1/1/15 ...........   1,000,000(b)         997,970
                                                                             -----------

  WATER/POLLUTION CONTROL REVENUE (5.5%):
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/06 at 100),
      4.75%, 3/1/10 .....................................   1,900,000          1,882,634
    Minnesota Public Facilities Authority Water Pollution
      Control Revenue (Callable 3/1/09 at 100),
      5.38%, 3/1/19 .....................................   3,000,000          2,939,460
                                                                             -----------
                                                                               4,822,094
                                                                             -----------

      Total Municipal Long-Term Securities
        (cost: $86,473,239)  ............................                     86,505,123
                                                                             -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        2000 Semiannual Report  19  Minnesota Municipal Income Portfolio

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Principal           Market
Description of Security                                    Amount/Shares        Value (a)
-----------------------                                    -------------       -----------
MUNICIPAL SHORT-TERM SECURITIES (0.3%):
    Maple Grove Multifamily, 4.25%, 11/1/31
      (cost: $245,000) ..................................    $  245,000(c)     $   245,000
                                                                               -----------
RELATED PARTY MONEY MARKET FUND (0.0%):
    First American Tax Free Obligations Fund
      (cost: $50,969) ...................................        50,969(f)          50,969
                                                                               -----------

      Total Investments in Securities
        (cost: $86,769,208)(g)  .........................                      $86,801,092
                                                                               ===========

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
     FHA - FEDERAL HOUSING AUTHORITY
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON
     JULY 31, 2000. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITY PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THIS SECURITY IS CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN ILLIQUID SECURITIES. ON JULY 31, 2000, THE VALUE OF THIS INVESTMENT WAS $302,559 OR 0.3% OF TOTAL NET ASSETS. INFORMATION REGARDING THIS SECURITY IS AS FOLLOWS:

                                                                        DATE
SECURITY                                                     PAR      ACQUIRED   COST BASIS
--------                                                   --------   --------   ----------
DULUTH SEAWAY PORT AUTHORITY, CARGILL INC. PROJECT.......  $300,000    11/93      $300,000

(e) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 1,753,381
      GROSS UNREALIZED DEPRECIATION ......   (1,721,497)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $    31,884
                                            ===========

--------------------------------------------------------------------------------

        2000 Semiannual Report  20  Minnesota Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred and common shareholders, voting as a class, voted to decrease the size of the board of directors from nine members to eight members. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    3,740,017           56,169         40,259          --

                (2) The fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Roger A. Gibson ........................         886                  1
Leonard W. Kedrowski ...................         886                  1

                (3) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
Robert J. Dayton .......................     3,774,738            61,707
Andrew M. Hunter III ...................     3,776,238            60,207
John M. Murphy, Jr. ....................     3,791,963            44,472
Robert L. Spies ........................     3,791,306            45,139
Joseph D. Strauss ......................     3,791,973            44,472
Virginia L. Stringer ...................     3,775,071            61,374

                (4) The fund's preferred and common shareholders, voting as a class ratified the selection by the fund's board of directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending January 31, 2001. The following votes were cast regarding this matter:

    SHARES           SHARES                      BROKER
  VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
 -------------  -----------------  -----------  ---------
    3,759,197           17,315         59,933          --

--------------------------------------------------------------------------------

        2000 Semiannual Report  21  Minnesota Municipal Income Portfolio

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